SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 31, 2002



               FREEPORT-McMoRan COPPER & GOLD INC.


  Delaware                  1-9916                   74-2480931
(State  or  other        (Commission                (IRS Employer
jurisdiction of          File Number)               Identification
incorporation or                                    Number)
organization)


                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000



Item 5.  Other Events and Regulation FD Disclosures

Freeport-McMoRan Copper & Gold Inc. issued press releases dated
August 31, 2002 and September 3, 2002 regarding a recent incident at its Indonesian mining operations area (see exhibits 99.1 and 99.2).

Cautionary Statement. The September 3, 2002 press release contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding anticipated sales volumes. Additionally, important factors that might cause future results to differ from these projections include industry risks, Indonesian political risks, weather related risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FREEPORT-McMoRan COPPER & GOLD INC.


                              By: \s\ C. Donald Whitmire, Jr.
                                   ------------------------------
                                         C. Donald Whitmire, Jr.
                                    Vice President and Controller-
                                          Financial Reporting
                                       (authorized signatory and
                                      Principal Accounting Officer)



Date:  September 3, 2002




               Freeport-McMoRan Copper & Gold Inc.
                          Exhibit Index

Exhibit
Number

99.1 Press release dated August 31, 2002 titled "Freeport-McMoRan
     Copper & Gold Inc. Makes Statement on Shooting Incident in
     Papua."

99.2 Press  release  dated  September 3, 2002  titled  "Freeport-
     McMoRan  Copper  & Gold Provides Update on  Recent  Shooting
     Incident in Papua, Indonesia."